Exhibit 4.2

EXECUTION VERSION

DH EUROPE FINANCE II S.À R.L.,

as Issuer

DANAHER CORPORATION,

as Guarantor

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

0.200% Senior Notes Due 2026

0.450% Senior Notes Due 2028

0.750% Senior Notes Due 2031

1.350% Senior Notes Due 2039

1.800% Senior Notes Due 2049

Dated as of September 18, 2019

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as September 18, 2019, is among DH EUROPE FINANCE II S.À R.L., a private limited liability company, société à responsabilité limitée, duly organized and existing under the laws of Luxembourg (the “Company”), having its registered office at 1B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237, DANAHER CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”) and the indirect parent company of the Company, having its principal office at 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, D.C. 20037-1701, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Guarantor have heretofore executed and delivered to the Trustee an Indenture dated as of September 18, 2019, among the Company, the Guarantor and the Trustee (the “Base Indenture,” and together with this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of series of the Company’s Securities and Guarantees of such Securities by the Guarantor;

WHEREAS, Section 901(g) of the Base Indenture provides for the Company, the Guarantor and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form or terms of Securities of any series as permitted by Section 201 and Section 301 of the Base Indenture;

WHEREAS, pursuant to Section 301 of the Base Indenture, the Company wishes to provide for the issuance of five (5) new series of Securities to be known as its: (a) 0.200% Senior Notes due 2026 (the “2026 Notes”), (b) 0.450% Senior Notes due 2028 (the “2028 Notes”), (c) 0.750% Senior Notes due 2031 (the “2031 Notes”), (d) 1.350% Senior Notes due 2039 (the “2039 Notes”) and (e) 1.800% Senior Notes due 2049 (the “2049 Notes,” and collectively with the 2026 Notes, the 2028 Notes, the 2031 Notes and the 2039 Notes, the “Notes”). The forms of the Notes of each such series and the terms, provisions and conditions thereof shall be as set forth in this Supplemental Indenture;

WHEREAS, the Guarantor desires to Guarantee each series of Notes on the terms set forth in Article 14 of the Base Indenture; and

WHEREAS, the Company and the Guarantor have requested that the Trustee execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid and binding instrument enforceable in accordance with its terms, to make each series of Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid, binding and enforceable obligations of the Company, and to make the Guarantees of each series of Notes, when such series of Notes have been executed and delivered by the Company and authenticated by the Trustee, and when the notations of Guarantee to be attached to each Note are executed and delivered by the Guarantor, the valid, binding and enforceable obligations of the Guarantor, in each case, have been done and performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02    Definition of Terms. For all purposes of this Supplemental Indenture:

(a)    capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b)    a term defined anywhere in this Supplemental Indenture has the same meaning throughout and, to the extent any such term conflicts with a corresponding term defined in the Base Indenture or is otherwise set forth both in this Supplemental Indenture and in the Base Indenture, such term as defined in this Supplemental Indenture shall supersede the corresponding term defined in the Base Indenture with respect to the Notes;

(c)    the singular includes the plural and vice versa;

(d)    headings are for convenience of reference only and do not affect interpretation; and

(e)    the following terms have the meanings given to them in this Section 1.02(e):

“2026 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2028 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2031 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2039 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2049 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2026 Notes Maturity Date” shall have the meaning set forth in Section 2.02(a).

“2028 Notes Maturity Date” shall have the meaning set forth in Section 2.02(b).

“2031 Notes Maturity Date” shall have the meaning set forth in Section 2.02(c).

“2039 Notes Maturity Date” shall have the meaning set forth in Section 2.02(d).

“2049 Notes Maturity Date” shall have the meaning set forth in Section 2.02(e).

“Business Day” means any day other than a Saturday or Sunday, which is (1) not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) a TARGET2 Business Day.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than (a) the Guarantor or one of its Subsidiaries, (b) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (c) Steven M. Rales and Mitchell P. Rales) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Guarantor’s Voting Stock or other Voting Stock into which the Guarantor’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than the Guarantor or one of its Subsidiaries); or (3) the Guarantor ceases to own, directly or indirectly, 100% of the equity interests of the Company, other than as a result of the merger or consolidation of the Company with and into the Guarantor. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Guarantor becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” shall have the meaning set forth in Section 3.03.

“Change of Control Payment” shall have the meaning set forth in Section 3.03.

“Change of Control Payment Date” shall have the meaning set forth in Section 3.03.

“Change of Control Triggering Event,” with respect to any series of Notes, means the occurrence of both a Change of Control and a Rating Event with respect to such series. No Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Clearstream” means Clearstream Banking, S.A.

“Common Depositary” means any Person acting as common depositary for Euroclear and Clearstream or its successor as appointed as such by the Depositary, which shall initially be The Bank of New York Mellon, London Branch.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the series of Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Depositary” means each of Clearstream and Euroclear.

“Envista” means Envista Holdings Corporation, a Delaware corporation.

“Envista Entities” means Envista Holdings Corporation, a Delaware corporation, and each of its Subsidiaries.

“Euroclear” means Euroclear Bank SA/NV.

“Euro-Zone” means, at any time, the region comprised of the countries (if any) then participating in the European Economic and Monetary Union (or any successor union) pursuant to the Treaty on European Union of February 1992 (or any successor treaty), as it may be amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GE Biopharma Acquisition” means the acquisition of the Biopharma Business of GE Life Sciences, by the Guarantor pursuant to the Purchase Agreement.

“Global Note” shall have the meaning set forth in Section 2.04.

“Interest Payment Date” means the 2026 Notes Interest Payment Date, the 2028 Notes Interest Payment Date, the 2031 Notes Interest Payment Date, the 2039 Notes Interest Payment Date or the 2049 Notes Interest Payment Date, as applicable.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P; and, the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Guarantor.

“Issue Date” means September 18, 2019.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Maturity Date” means the 2026 Notes Maturity Date, the 2028 Notes Maturity Date, the 2031 Notes Maturity Date, the 2039 Notes Maturity Date or the 2049 Notes Maturity Date, as applicable.

“Moody’s” means Moody’s Investors Service Inc., and any successor to its rating agency business.

“Par Call Date” means in the case of the 2026 Notes, December 18, 2025; in the case of the 2028 Notes, December 18, 2027; in the case of the 2031 Notes, June 18, 2031; in the case of the 2039 Notes, March 18, 2039; and in the case of the 2049 Notes, March 18, 2049.

“Paying Agent” means The Bank of New York Mellon, London Branch, or its successor appointed as such by the Company.

“Paying Agency Agreement” means the Paying Agency Agreement, dated as of September 18, 2019, among the Company, the Guarantor, the Trustee and the Paying Agent, as it may be amended from time to time.

“Purchase Agreement” means the equity and asset purchase agreement, dated February 25, 2019, by and between General Electric Company and the Guarantor as in effect on September 18, 2019.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of such series of Notes publicly available for reasons outside of the Company’s or the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Guarantor (as certified by a Board Resolution of the Guarantor) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the applicable series of Notes is lowered by each of the Rating Agencies and such series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Record Date” means the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, which constitutes a Regular Record Date for purposes of the Base Indenture.

“Redemption Date” means, with respect to any redemption of any series of Notes, the date fixed for such redemption pursuant to the Indenture and such series of Notes.

“Remaining Scheduled Payments” means, with respect to the each series of Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date (assuming that such Notes matured on the applicable Par Call Date) but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Separation Transaction” means any transaction in furtherance of the Guarantor’s previously disclosed intentions to dispose of the common stock of Envista, including, without limitation, (i) an initial public offering or other offering(s) of shares of Envista, (ii) the distribution to the Guarantor of all or a portion of the proceeds of such offering(s) and/or the proceeds of borrowings under the Envista Entities’ senior term credit facilities and (iii) the distribution by the Guarantor to its shareholders of all or a portion of the remaining equity interests in Envista owned by the Guarantor, by means of a spin-off of Envista shares effected as a dividend to all the Guarantor’s shareholders, a split-off of Envista shares in exchange for shares of the Guarantor or other securities, or any combination of the foregoing in one transaction or in a series of transactions.

“Special Mandatory Redemption Date” means the earlier to occur of (1) September 24, 2020, if the GE Biopharma Acquisition has not been completed on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms), or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Purchase Agreement.

“Special Mandatory Redemption Price” shall have the meaning set forth in Section 3.04(a).

“Subsidiary” of any specified Person means any corporation or other entity (including, without limitation, partnerships, joint ventures and associations) of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation or other entity (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries, or by such Person and one or more other Subsidiaries; provided, that, the Envista Entities shall be excluded from any such reference to a Subsidiary other than for purposes of the “Envista Entities” definition.

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer System and any successor thereto.

“TARGET2 Business Day” means any day on which the TARGET2 System is open for business.

“Voting Stock” means, with respect to any specified Person as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors or similar governing body of such Person.

The terms “Base Indenture,” “Company,” “Guarantor,” “Indenture,” “Notes” and “Trustee” shall have the respective meanings set forth in the recitals to this Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01    Designation and Principal Amount. Each series of Notes may be issued from time to time upon written order of the Company for the authentication and delivery of such series of Notes pursuant to Section 303 of the Base Indenture. There are hereby authorized:

(a)    a series of Securities designated as the 0.200% Senior Notes due 2026, limited in initial aggregate principal amount to €1,250,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture);

(b)    a series of Securities designated as the 0.450% Senior Notes due 2028, limited in initial aggregate principal amount to €1,250,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture);

(c)    a series of Securities designated as the 0.750% Senior Notes due 2031, limited in initial aggregate principal amount to €1,750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture);

(d)    a series of Securities designated as the 1.350% Senior Notes due 2039, limited in initial aggregate principal amount to €1,250,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture); and

(e)    a series of Securities designated as the 1.800% Senior Notes due 2049, limited in initial aggregate principal amount to €750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture).

The Company may create and issue additional Notes of any series having the same terms and conditions as such series of Notes in all respects (or in all respects except for the Issue Date, issue price and, to the extent applicable, the payment of interest accruing prior to the Issue Date of such additional Notes or the first payment of interest following the Issue Date), so that such additional Notes of such series will be consolidated and form a single series with the initial Notes of such series.

Section 2.02    Maturity. (a) The date upon which the 2026 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 18, 2026 (the “2026 Notes Maturity Date”), (b) the date upon which the 2028 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is March 18, 2028 (the “2028 Notes Maturity Date”), (c) the date upon which the 2031 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is September 18, 2031 (the “2031 Notes Maturity Date”), (d) the date upon which the 2039 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is September 18, 2039 (the “2039 Notes Maturity Date”) and (e) the date upon which the 2049 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is September 18, 2049 (the “2049 Notes Maturity Date”).

Section 2.03    Form, Payment and Appointment. Except as provided in Section 2.04, each series of Notes shall be issued in fully registered, certificated form. Principal of and interest on each series of Notes will be payable, the transfer of such series of Notes will be registrable, and such series of Notes will be exchangeable for such series of Notes of a like aggregate principal amount, at the office or agency of the Company maintained for such purpose located at One Canada Square, London E14 5AL, United Kingdom, which shall initially be the corporate trust office of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security register or by wire transfer to an account appropriately designated by the Person entitled to payment; provided, that the Paying Agent shall have received written notice of such account designation at least five (5) Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

No service charge shall be made for any registration of transfer or exchange of any series of Notes, but the Company may require payment from the applicable Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

The specified currency of the Notes shall be euro. Initial Holders of Notes of a series will be required to pay for such Notes in euro, and all payments of interest and principal, including payments made upon any redemption or repurchase of such Notes, will be payable in euro (except as otherwise provided in this Section 2.03) in immediately available funds at the corporate trust office of the Paying Agent or such other place designated by the Company with written notification to the Trustee. If the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes of each series shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro. Any payment in respect of the Notes of a series so made in U.S. dollars will not constitute an Event of Default under such series of Notes or the Indenture. Neither the Trustee nor the Paying Agent for the Notes shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.04    Global Notes. The Notes of each series shall be issued initially in the form of a permanent Global Security in registered form (each, a “Global Note”), deposited with, or on behalf of, Euroclear and Clearstream, and registered in the name of the nominee of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream. Unless and until a Global Note is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part.

All payments due in respect of any series of Notes while such Notes are in the form of a Global Note, including the redemption price due in respect of the redemption of any such series, shall be made to the Paying Agent, which in turn shall make payment with respect to the applicable series of Notes to the Common Depositary for the account of Euroclear and Clearstream, or in each case to their respective successors selected or approved by the Company or to the nominee of such successor.

Section 2.05    Interest on the Notes. (a) Interest payable on any Interest Payment Date, Maturity Date or Redemption Date, shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the Issue Date, if no interest has previously been paid or duly provided for) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be. Interest on the Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or the Issue Date if no interest has been paid on the Notes), to but excluding the next scheduled Interest Payment Date, Maturity Date or Redemption Date, as applicable. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association.

(b)    The 2026 Notes will bear interest at the rate of 0.200% per year; the 2028 Notes will bear interest at the rate of 0.450% per year; the 2031 Notes will bear interest at the rate of 0.750% per year; the 2039 Notes will bear interest at the rate of 1.350% per year; and the 2049

Notes will bear interest at the rate of 1.800% per year. Interest on the 2026 Notes shall be payable annually in arrears on March 18 of each year (each, a “2026 Notes Interest Payment Date”), commencing March 18, 2020; interest on the 2028 Notes shall be payable annually in arrears on March 18 of each year (each, a “2028 Notes Interest Payment Date”), commencing March 18, 2020; interest on the 2031 Notes shall be payable annually in arrears on September 18 of each year (each, a “2031 Notes Interest Payment Date”), commencing September 18, 2020; interest on the 2039 Notes shall be payable annually in arrears on September 18 of each year (each, a “2039 Notes Interest Payment Date”), commencing September 18, 2020; and interest on the 2049 Notes shall be payable annually in arrears on September 18 of each year (each, a “2049 Notes Interest Payment Date”), commencing September 18, 2020, in each case to the Persons in whose names such Notes are registered at the close of business on the Record Date for such Interest Payment Date, except as provided in Section 2.06.

Section 2.06    In the event that any Interest Payment Date with respect to any series of Notes or the Maturity Date or a Redemption Date for any series of Notes falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest shall be made on the next succeeding day that is a Business Day (and no additional interest will accrue or otherwise accumulate on the amount payable for the period from and after such Interest Payment Date, Maturity Date or Redemption Date, as applicable). Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any series of Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.07    Payments of Additional Amounts. The provisions of Section 1502 of the Base Indenture shall apply to each series of Notes. Whenever in any series of Notes there is mentioned, in any context, the payment of the principal of or interest or any other amounts on, or in respect of, such series of Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof and the Indenture, and express mention of the payment of Additional Amounts in any provision of any series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Section 2.08    No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.09    Guarantees. Each series of Notes shall have the benefit of a Guarantee from the Guarantor on the terms set forth in Article 14 of the Base Indenture.

Section 2.10    Paying Agent. The paying agent for the Notes shall initially be the Paying Agent (in such capacity, the “Paying Agent”). The Company may change the Paying Agent and/or the Trustee without prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment. Insofar as any series of Notes provide for any such agent to obtain rates, quotes or other data from a bank, dealer or other institution for use in making any determination hereunder, such agent may do so from any institution or institutions of the kind contemplated hereby notwithstanding that any one or more of such institutions are Affiliates of any such agent or Affiliates of the Company. All determinations made by the Paying Agent may be made by such agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Holders of the applicable series of Notes and the Company.

ARTICLE III

REDEMPTION OF THE NOTES

Section 3.01    Optional Redemption by Company. (a) At any time and from time to time prior to the applicable Par Call Date, the Company has the right, at its option, to redeem any series of Notes, in whole or in part, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed, and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the series of Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, in the case of the 2026 Notes, 20 basis points, in the case of the 2028 Notes, 25 basis points, in the case of the 2031 Notes, 30 basis points, in the case of the 2039 Notes and 35 basis points, in the case of the 2049 Notes,

(iii)    plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

(b)    On or after the applicable Par Call Date, the Company has the right, at its option, to redeem any series of Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the series of Notes being redeemed to, but excluding, the Redemption Date.

(c)    The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the applicable Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If a series of Notes are only partially redeemed pursuant to this Section 3.01, such Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures. The price for any redemption pursuant to this Section 3.01 shall be paid prior to 12:00 noon, London time, on the applicable Redemption Date or at such later time as is then permitted by the rules of the Depositary applicable to such series of Notes (if then registered as Global Notes); provided, that the Company shall deposit with the Trustee or the Paying Agent an amount sufficient to pay the applicable redemption price by 10:00 a.m., London time, on the date such redemption price is to be paid.

(d)    If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the applicable Redemption Date is deposited with the Trustee or the Paying Agent on or before such Redemption Date as provided herein, then on and after such Redemption Date, interest will cease to accrue on such series of Notes (or such portion thereof) called for redemption.

Section 3.02    Redemption Upon Changes in Withholding Tax. The provisions of Section 1501 of the Base Indenture shall apply to each series of Notes. The redemption price for any redemption pursuant to this Section 3.02 shall be paid prior to 12:00 noon, London time, on the applicable Redemption Date or at such later time as is then permitted by the rules of the Depositary applicable to the Notes (if then registered as Global Notes); provided, that the Company shall deposit with the Trustee or the applicable Paying Agent an amount sufficient to pay such redemption price by 10:00 a.m., London time, on the date such redemption price is to be paid. If money sufficient to pay such redemption price of each series of Notes to be redeemed on the applicable Redemption Date is deposited with the Trustee or the applicable Paying Agent on or before such Redemption Date as provided herein, then on and after such Redemption Date, interest will cease to accrue on such Notes called for redemption.

Section 3.03    Change of Control Triggering Event. (a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes in full as described in Section 3.01, or with respect to any series of Notes, such series of Notes has become redeemable as described in Section 3.02 or 3.04, Holders of each series of Notes will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of each applicable series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such applicable series of Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3.03 or the Change of Control Triggering Event provisions of the Notes by virtue of such conflicts.

(b)    On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all Notes of each applicable series, or portions of such Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the applicable Paying Agent an amount equal to the Change of Control Payment in respect of all Notes of each applicable series, or portions of such Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes of each applicable series properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of such Notes, being repurchased.

(c)    The applicable Paying Agent will promptly mail to each Holder of Notes of each applicable series properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note of such series equal in principal amount to any unpurchased portion of any Notes of such series surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase Notes of any series upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes of each such series properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

Section 3.04    Special Mandatory Redemption. (a)    In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms), or the Purchase Agreement is terminated at any time prior to August 25, 2020, then the Company must redeem, in whole and not in part, each series of Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of each such series of Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

(b)    The Company will cause the notice of such Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address. The Special Mandatory Redemption Price shall be paid prior to 12:00 noon, London time, on the Special Mandatory Redemption Date or at such later time as is then permitted by the rules of the Depositary applicable to the Notes (if then registered as Global Notes); provided, that the Company shall deposit with the Trustee or the Paying Agent an amount sufficient to pay the Special Mandatory Redemption Price by 10:00 a.m., London time, on the date such Special Mandatory Redemption Price is to be paid.

(c)     If money sufficient to pay the Special Mandatory Redemption Price of each series of Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

ARTICLE IV

FORM OF NOTES AND GUARANTEES

Section 4.01    Form of Notes and Guarantees. The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibits A through E hereto, in each case with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by his or her execution thereof. The notation of Guarantee to be attached to each Note is to be substantially in the form attached as Exhibit F hereto, with such changes therein as the officer of the Guarantor executing the notation of Guarantee (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

ARTICLE V

ORIGINAL ISSUE OF NOTES

Section 5.01    Original Issue of Notes. 2026 Notes having an initial aggregate principal amount of €1,250,000,000, 2028 Notes having an initial aggregate principal amount of €1,250,000,000, 2031 Notes having an initial aggregate principal amount of €1,750,000,000, 2039 Notes having an initial aggregate principal amount of €1,250,000,000 and 2049 Notes having an initial aggregate principal amount of €750,000,000 may from time to time, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 303 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE VI

COVENANTS

Section 6.01    Additional Exception to Limitation on Secured Debt. Section 1010 of the Indenture shall not apply to debt secured by any security interests on any property, assets or equity or other ownership interests created to secure Indebtedness incurred by the Guarantor or any of its Subsidiaries in connection with a Separation Transaction; provided that this clause shall cease to apply to any such security interests to the extent (1) the applicable Separation Transaction has not been consummated within 180 days of the creation of such security interests or (2) such security interests continue to encumber property, assets or equity or other ownership interests of the Guarantor or any of its Subsidiaries as of a date which is 30 days after the consummation of such Separation Transaction.

ARTICLE VII

MISCELLANEOUS

Section 7.01    Ratification and Applicability of Indenture. To the extent of any conflict between the provisions of this Supplemental Indenture and the Base Indenture, the provisions of this Supplemental Indenture shall control. The provisions of Sections 1302 and 1303 of the Base Indenture shall apply to the Notes (including with respect to Section 6.01 of this Supplemental Indenture). Except as otherwise provided in Section 1.02 and this Section 7.01, the Base Indenture is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 7.02    Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and the Guarantor and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 7.03    New York Law to Govern. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

Section 7.04    Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in any series of the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of such series of the Notes, but this Supplemental Indenture and such series of the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 7.05    Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first written above.

DH EUROPE FINANCE II S.À R.L.

By:	/s/ Frank T. McFaden
Name:	Frank T. McFaden
Title:	Class A manager and authorized signatory

DANAHER CORPORATION

By:	/s/ Matthew McGrew
Name:	Matthew McGrew
Title:	Executive Vice President and Chief
Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

[Signature Page to Second Supplemental Indenture]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DH EUROPE FINANCE II S.À R.L.

0.200% Senior Note due 2026

No.	€

CUSIP: 23291K AA3
Common Code: 205040463
ISIN: XS2050404636

DH Europe Finance II S.à r.l., a private limited liability company (société à responsabilité limitée) duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on March 18, 2026, and to pay interest thereon from September 18, 2019 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 18 of each year, commencing March 18, 2020 at the rate of 0.200% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

This Note is fully and unconditionally guaranteed by Danaher Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), as provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DH EUROPE FINANCE II S.À R.L.

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:

Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under a Base Indenture, dated as of September 18, 2019 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of September 18, 2019 (herein called the “Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,250,000,000. The Notes are unsecured general obligations of the Company.

1.	Optional Redemption

At any time and from time to time prior to December 18, 2025, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after December 18, 2025, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.	Special Mandatory Redemption

In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms) or the Purchase Agreement is terminated at any time prior thereto (or such later date to which the Purchase Agreement may be extended in accordance with its terms), then the Company must redeem, in whole and not in part, all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

The Company will mail notice of such Special Mandatory Redemption, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address.

If money sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein and in the Indenture, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

3.	Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 1501 and 1502 of the Base Indenture and Sections 2.07 and 3.02 of the Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

4.	No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5.	Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.02 of the Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6.	No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7.	Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8.	Guarantee

This Note is fully and unconditionally guaranteed by the Guarantor, as provided in Article 14 of the Indenture.

9.	Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10.	Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

11.	Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

12.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

13.	Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

14.	Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DH EUROPE FINANCE II S.À R.L.

0.450% Senior Note due 2028

No.	€

CUSIP: 23291K AB1
Common Code: 205040480
ISIN: XS2050404800

DH Europe Finance II S.à r.l., a private limited liability company (société à responsabilité limitée) duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                         , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on March 18, 2028, and to pay interest thereon from September 18, 2019 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 18 of each year, commencing March 18, 2020 at the rate of 0.450% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

This Note is fully and unconditionally guaranteed by Danaher Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), as provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DH EUROPE FINANCE II S.À R.L.

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:

Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under a Base Indenture, dated as of September 18, 2019 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of September 18, 2019 (herein called the “Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,250,000,000. The Notes are unsecured general obligations of the Company.

1.	Optional Redemption

At any time and from time to time prior to December 18, 2027, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after December 18, 2027, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.	Special Mandatory Redemption

In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms) or the Purchase Agreement is terminated at any time prior thereto (or such later date to which the Purchase Agreement may be extended in accordance with its terms), then the Company must redeem, in whole and not in part, all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

The Company will mail notice of such Special Mandatory Redemption, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address.

If money sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein and in the Indenture, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

3.	Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 1501 and 1502 of the Base Indenture and Sections 2.07 and 3.02 of the Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

4.	No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5.	Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.02 of the Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6.	No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7.	Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8.	Guarantee

This Note is fully and unconditionally guaranteed by the Guarantor, as provided in Article 14 of the Indenture.

9.	Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10.	Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

11.	Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

12.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

13.	Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

14.	Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DH EUROPE FINANCE II S.À R.L.

0.750% Senior Note due 2031

No.	€

CUSIP: 23291K AC9
Common Code: 205040609
ISIN: XS2050406094

DH Europe Finance II S.à r.l., a private limited liability company (société à responsabilité limitée) duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on September 18, 2031, and to pay interest thereon from September 18, 2019 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on September 18 of each year, commencing September 18, 2020 at the rate of 0.750% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

This Note is fully and unconditionally guaranteed by Danaher Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), as provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DH EUROPE FINANCE II S.À R.L.

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:

Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under a Base Indenture, dated as of September 18, 2019 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of September 18, 2019 (herein called the “Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,750,000,000. The Notes are unsecured general obligations of the Company.

1.	Optional Redemption

At any time and from time to time prior to June 18, 2031, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 25 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after June 18, 2031, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.	Special Mandatory Redemption

In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms) or the Purchase Agreement is terminated at any time prior thereto (or such later date to which the Purchase Agreement may be extended in accordance with its terms), then the Company must redeem, in whole and not in part, all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

The Company will mail notice of such Special Mandatory Redemption, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address.

If money sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein and in the Indenture, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

3.	Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 1501 and 1502 of the Base Indenture and Sections 2.07 and 3.02 of the Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

4.	No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5.	Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.02 of the Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6.	No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7.	Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8.	Guarantee

This Note is fully and unconditionally guaranteed by the Guarantor, as provided in Article 14 of the Indenture.

9.	Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10.	Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

11.	Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

12.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

13.	Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

14.	Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DH EUROPE FINANCE II S.À R.L.

1.350% Senior Note due 2039

No.	€

CUSIP: 23291K AD7
Common Code: 205040617
ISIN: XS2050406177

DH Europe Finance II S.à r.l., a private limited liability company (société à responsabilité limitée) duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                         , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on September 18, 2039, and to pay interest thereon from September 18, 2019 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on September 18 of each year, commencing September 18, 2020 at the rate of 1.350% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

This Note is fully and unconditionally guaranteed by Danaher Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), as provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DH EUROPE FINANCE II S.À R.L.

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:

Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under a Base Indenture, dated as of September 18, 2019 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of September 18, 2019 (herein called the “Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,250,000,000. The Notes are unsecured general obligations of the Company.

1.	Optional Redemption

At any time and from time to time prior to March 18, 2039, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(iv)    100% of the principal amount of the Notes to be redeemed; and

(v)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 30 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after March 18, 2039, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.	Special Mandatory Redemption

In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms) or the Purchase Agreement is terminated at any time prior thereto (or such later date to which the Purchase Agreement may be extended in accordance with its terms), then the Company must redeem, in whole and not in part, all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

The Company will mail notice of such Special Mandatory Redemption, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address.

If money sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein and in the Indenture, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

3.	Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 1501 and 1502 of the Base Indenture and Sections 2.07 and 3.02 of the Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

4.	No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5.	Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.02 of the Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6.	No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7.	Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8.	Guarantee

This Note is fully and unconditionally guaranteed by the Guarantor, as provided in Article 14 of the Indenture.

9.	Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10.	Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

11.	Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

12.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

13.	Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

14.	Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DH EUROPE FINANCE II S.À R.L.

1.800% Senior Note due 2049

No.	€

CUSIP: 23291K AE5
Common Code: 205114955
ISIN: XS2051149552

DH Europe Finance II S.à r.l., a private limited liability company (société à responsabilité limitée) duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                             , or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on September 18, 2049, and to pay interest thereon from September 18, 2019 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on September 18 of each year, commencing September 18, 2020 at the rate of 1.800% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Markets Association and in accordance with the Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.06 of the Supplemental Indenture.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company or, in the case of the Guarantees, the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or, in the case of the Guarantees, the Guarantor or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent to act as such agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

This Note is fully and unconditionally guaranteed by Danaher Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), as provided in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DH EUROPE FINANCE II S.À R.L.

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By:

Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under a Base Indenture, dated as of September 18, 2019 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of September 18, 2019 (herein called the “Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €750,000,000. The Notes are unsecured general obligations of the Company.

1.	Optional Redemption

At any time and from time to time prior to March 18, 2049, the Company shall have the right to redeem the Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(iv)    100% of the principal amount of the Notes to be redeemed; and

(v)    the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 35 basis points, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after March 18, 2049, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will mail notice of any redemption to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2.	Special Mandatory Redemption

In the event that the Guarantor does not consummate the GE Biopharma Acquisition on or prior to August 25, 2020 (or such later date to which the Purchase Agreement may be extended in accordance with its terms) or the Purchase Agreement is terminated at any time prior thereto (or such later date to which the Purchase Agreement may be extended in accordance with its terms), then the Company must redeem, in whole and not in part, all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date to, but excluding, the Special Mandatory Redemption Date.

The Company will mail notice of such Special Mandatory Redemption, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such Special Mandatory Redemption to each Holder of Notes at its registered address.

If money sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date is deposited with the Trustee or Paying Agent on or before the Special Mandatory Redemption Date as provided herein and in the Indenture, then on and after such Special Mandatory Redemption Date, interest will cease to accrue on such Notes.

3.	Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 1501 and 1502 of the Base Indenture and Sections 2.07 and 3.02 of the Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

4.	No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5.	Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Sections 3.01 and 3.02 of the Supplemental Indenture, Holders of the Notes of this series will have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i)    accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii)    deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6.	No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7.	Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8.	Guarantee

This Note is fully and unconditionally guaranteed by the Guarantor, as provided in Article 14 of the Indenture.

9.	Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10.	Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

11.	Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

12.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

13.	Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE. FOR THE AVOIDANCE OF DOUBT, THE APPLICABILITY OF ARTICLES 470-3 to 470-19 OF THE LUXEMBOURG LAW DATED AUGUST 10, 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXCLUDED.

14.	Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €    . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT F

[FORM OF GUARANTEE]

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture, dated as of September 18, 2019 (the “Base Indenture”), among DH Europe Finance II S.à r.l., a private limited liability company, société à responsabilité limitée, duly organized and existing under the laws of Luxembourg, having its registered office at 1 B Heienhaff, L-1736 Senningerberg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 235.237 (the “Company”), the Guarantor and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the Trustee, which term includes any successor trustee under the Indenture) and the First Supplemental Indenture, among the Company, the Guarantor and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), irrevocably and unconditionally guarantees to each Holder and to the Trustee and its successors and assigns (1) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under the Indenture (including obligations to the Trustee) and the Notes, whether for payment of principal of, interest on, premium, if any, or Additional Amounts, if any, on the Notes and all other monetary obligations of the Company under the Indenture and the Notes and (2) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for fees, expenses, indemnification or otherwise under the Indenture and the Notes.

The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee. Each Holder of the Notes to which this Guarantee is endorsed, by accepting such Notes, agrees to and shall be bound by such provisions.

All terms used and not otherwise defined in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed by a duly authorized officer.

DANAHER CORPORATION, as Guarantor

By:
Authorized Signatory

F-1